SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 1997



                       COMMERCIAL ACQUISITIONS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Colorado                    33-30367-D                  84-1099421
 ---------------------------     -------------------         ------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)



  1514 15th Street, Second Floor, Denver, Colorado             80202-1304
  ------------------------------------------------             ----------
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number including area code: (303) 629-8777

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 17, 1997, Commercial Acquisitions Corporation ("Company") acquired a commercial building located at 1325 East 16th Avenue, Denver, Colorado 80218 ("Building") as an investment property. The Building, built in the 1960's, contains approximately 8,000 square feet on nearly 18,000 square feet of land. The Building was acquired from its primary tenant, Dr. Richard W. Metcalfe, DDS, who has conducted his dental practice in the Building for over 25 years. Dr. Metcalfe will continue to remain a tenant in the Building under a ten year lease with the Company ("Lease"), which Lease was signed by Dr. Metcalfe in his corporate and personal capacities. Prior to the acquisition, Dr. Metcalfe had no material relationship with the Company, any director or officer of the Company or any associate of any such director or officer.

     The Company will receive $4,500 per month in rent from Dr. Metcalfe under the Lease, with annual increases in rent in years 6 through 10 based upon the Metro Denver Consumer Price Index. Dr. Metcalfe is responsible for all taxes, insurance, maintenance and utilities of the Building under the Lease.

     The Company acquired the Building for $465,000.00, which was funded by a first mortgage from Colorado Community First National Bank in the amount of $335,000 ("Mortgage") and by the issuance of preferred stock in the Company in the amount of $144,650. The Mortgage accrues interest at a fixed rate of 8.875%, amortized over 20 years with a 5 year call provision. The Company's monthly Mortgage payments are $2,987.00.

     The preferred stock issued to acquire the Building is comprised of 144,650 shares of $0.0001 par value Series 1325 East 16th Avenue 9% Convertible Cumulative Preferred Stock ("Series 1325 Preferred Stock"), representing all of the authorized shares of Series 1325 Preferred Stock. The Series 1325 Preferred Stock was issued at $1.00 per share. The holders of the Series 1325 Preferred Stock have no voting rights and are not entitled to preemptive rights with respect to the Series 1325 Preferred Stock. Dr. Metcalfe purchased 80,000 shares of the Series 1325 Preferred Stock as part of the Building acquisition transaction.

     Each share of the Series 1325 Preferred Stock is entitled to receive quarterly dividends at 9% per annum on the "rental income" received by the Company from the Building. "Rental income" received from the Building is determined from the net cash received as rental payments on the Building, less any expenses relating to the Building. These dividends are cumulative.

     On or after April 17, 1999, the board of directors of the Company may redeem the Series 1325 Preferred Stock at $1.00 per share, plus accrued and unpaid cumulative dividends. Between April 17, 1999 and April 17, 2002, each share of the Series 1325 Preferred Stock is convertible, at the option of the holder and subject to any prior redemption by the board of directors of the Company, into one share of common stock at a price equal to 80% of the average market price of the common stock (as determined by the Company's articles of incorporation, as amended) for the 30 days prior to the conversion. The conversion price will be adjusted for various events, including stock splits, combinations, certain dividends and distributions, reclassification, exchange or substitution, reorganization, merger, consolidation or sales of assets.

     In the event of a liquidation or dissolution of the Company, the Series 1325 Preferred Stock is entitled to preferential payment over the common stock in an amount equal to $1.00 per share, plus any accrued and unpaid cumulative dividends. The common stockholders are entitled to all remaining funds, if any.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of the Company:

                           Item 7(a)(3) requires financial statements to be filed for real estate properties acquired as specified by Rule 3-14 of Regulation S-X. The Company believes financial statements are not required because: the Building was acquired from an entity controlled by the primary tenant of the Building and, therefore, there is no history of prior rental revenues; the Company has a ten year Lease with this same tenant, which will be the only rental income to be derived from the Building; and the Lease is "triple-net" whereby the tenant will pay all operating expenses of the Building.

         (b)      Pro forma financial information.

                           Item 7(b)(1) requires pro forma financial information
                  to be filed when required under Article 11 of Regulation S-X. As stated above, financial statements of the Building are not being filed. Therefore, pro forma financial information is not required for this transaction. Annual revenue of the Building will be $54,000, annual interest expense will be $30,000 and annual depreciation based on a 30 year life will be $16,000. There are no other revenues and expenses expected to be incurred by the Company directly related to the Building in the forthcoming year. The Company will also be required to pay quarterly dividends related to preferred stock issued to acquire the Building of up to $0.0225 per share or $13,000 per year to the extent rental income is received on the Building, and an imputed dividend of approximately $15,000 per year (for two years) will also be recorded as a result of a favorable conversion factor to the preferred stock.

         (c)      Exhibits.

                  (3.1) Articles of Amendment to the Articles of Incorporation of Commercial Acquisitions Corporation, filed with the Colorado Secretary of State on April 16, 1997.

                (3.2) Articles of Amendment to the Articles of Incorporation of Commercial Acquisitions Corporation, filed with the Colorado Secretary of State on June 10, 1997.

                (10.1)   Commercial Contract to  Buy  and Sell Real Estate dated
                         January 16, 1997 for the Building located at 1325 East 16th Avenue, Denver, Colorado 80218.

                (10.2) Business Lease dated April 17, 1997 among Commercial Acquisitions Corporation, as Lessor, Richard W. Metcalfe, DDS, P.C. and Richard Metcalfe, individually, as Lessee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 15, 1997

                                         COMMERCIAL ACQUISITIONS CORPORATION



                                         /s/ David J. Clamage
                                         ---------------------------------------
                                         David J. Clamage, Chairman of the Board

                                  EXHIBIT INDEX

Exhibit   Description                                                   Page No.
-------   -----------                                                   --------

3.1       Articles of Amendment to the Articles of  Incorporation  of
          Commercial   Acquisitions   Corporation,   filed  with  the
          Colorado Secretary of State on April 16, 1997.

3.2       Articles of Amendment to the Articles of  Incorporation  of
          Commercial   Acquisitions   Corporation,   filed  with  the
          Colorado Secretary of State on June 10, 1997.

10.1 Commercial Contract to Buy and Sell Real Estate dated January 16, 1997 for the Building located at 1325 East 16th Avenue, Denver, Colorado 80218.

10.2 Business Lease dated April 17, 1997 among Commercial Acquisitions Corporation, as Lessor, Richard W. Metcalfe, DDS, P.C. and Richard Metcalfe, individually, as Lessee.